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                                                                   Exhibit 10.16

                                SECOND AMENDMENT

This Second Amendment is entered and made as of October 6, 2000 (the "Amendment") as an amendment to the Service Agreement dated as of November 11, 1997, by and between US Airways, Inc. ("US Airways") and MESA AIRLINES, INC. ("MesaJet") (the "Agreement"), as amended.

                                   WITNESSETH:

WHEREAS,  US Airways and MesaJet have entered into the Agreement; and

WHEREAS, US Airways and MesaJet amended the Agreement in certain respects on November 24, 1999 ("First Amendment"); and

WHEREAS, US Airways and MesaJet desire to further amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and MesaJet hereby agree as follows:

1. The first sentence of Section 7.1 of the Agreement is hereby amended as follows:

   "This Agreement is effective as of the date and year first written above, and services provided hereunder will continue, without interruption through *, unless it is terminated on an earlier date pursuant to the provisions of this
Article 7."

2. Section 12.3 of the Service Agreement is hereby amended to reflect that US Airways exercised its right of first refusal on Aircraft *. The delivery dates on the aircraft set forth in that Section shall remain as stated therein. A new third sentence is hereby added in the first paragraph of that section as follows:

   "In the event that the proposed merger between UAL Corp. and US Airways is not consummated, then US Airways' right of first refusal with respect to the *."

3. Except as amended hereby, the Service Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

    MESA AIRLINES, INC.                                  US AIRWAYS, INC.


   /S/ Jonathan Ornstein                       /S/ Thomas M. Hanley
---------------------------                 ------------------------------------
By:                                         By:
Title:                                      Title:
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                                     CONSENT

This consent, dated as of the 6th day of October, 2000 is made by Mesa Airlines, Inc. ("Mesa), a Nevada corporation having its principal place of business at 410
N. 44th Street, Suite 700, Phoenix, Arizona, 85008 at the request of US Airways, Inc. ("US Airways"), a Delaware corporation having its principal place business at 2345 Crystal Drive, Arlington, Virginia, 22227.

                                    RECITALS

      WHEREAS, Mesa and US Airways are parties to that certain Service Agreement dated November 11, 1997 (as amended, the "Service Agreement") relating to air transportation services provided by Mesa to US Airways;

      WHEREAS, the Service Agreement specifically provides that neither Mesa's nor US Airways' right and obligations established under the Service Agreement may be assigned, in whole or in part, without prior written consent of the other;

      WHEREAS, US Airways Group, Inc. (" US Airways Group"), the parent company of US Airways, has entered into a merger agreement (the "Merger Agreement") with UAL Corporation ("UAL"), United Airlines, Inc.'s parent corporation, pursuant to which US Airways Group will merge with a subsidiary of UAL and, in connection with that Merger Agreement, US Airways Group, UAL and Robert Johnson have entered into a memorandum of understanding to create a new airline to be called "DC Air",

       *;
       *;

      NOW, THEREFORE be it known that:
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                                     CONSENT

         Pursuant to Article 13.5 of the Service Agreement, Mesa hereby gives its consent to the assignment by US Airways of up to *. *.

         This Consent is given in anticipation of the consummation of the Merger Agreement. In the event such acquisition is not consummated by December 31, 2001, this Consent shall be void and of no effect.

         DATED this 6th day of October, 2000.
MESA AIRLINES, INC.

    /s/ Jonathan Ornstein
By:____________________________
Name:__________________________
Title:___________________________